_____________________________________________________________________________
_____________________________________________________________________________

                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549
_____________________________________________________________________________


                                 FORM T- 1

                         STATEMENT OF ELIGIBILITY
                UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                 CORPORATION DESIGNATED TO ACT AS TRUSTEE

                   CHECK IF AN APPLICATION TO DETERMINE
                   ELIGIBILITY OF A TRUSTEE PURSUANT TO
                    SECTION 305(B)(2) ________________

             THE BANK OF NOVA SCOTIA TRUST COMPANY OF NEW YORK
            (Exact name of trustee as specified in its charter)


              New York                                13-5691211
     (State of Incorporation                       (I.R.S. employer
    If not a U.S. national bank)                  Identification number)

    One Liberty Plaza
    New York, N.Y.
    (Address of principal                                    10006
    Executive office)                                      (Zip code)

_____________________________________________________________________________


                            CENDANT CORPORATION
            (Exact name of obligor as specified in its charter)
                                  DELAWARE
       (State or other jurisdiction of incorporation or organization)
                                 060918165
                    (I.R.S. employer identification no.)
                                6 Sylvan Way
                           Parsippany, N.J. 07054
           (Address of principal executive offices) (Postal Code)
_____________________________________________________________________________

                             SENIOR DEBENTURES
                    (Title of the indenture securities)



Item 1.    General Information
           Furnish the following information as to the trustee:

           (a) Name and address of each examining or supervising authority to which it is subject.
                             Federal Reserve Bank of New York
                             33 Liberty Street
                             New York, N. Y. 10045

                             State of New York Banking Department
                             State House, Albany, N.Y.

           (b) Whether it is authorized to exercise corporate trust powers. The Trustee is authorized to exercise corporate trust powers.

Item 2.    Affiliation with the Obligor.
           If the obligor is an affiliate of the trustee, describe each such affiliation. The obligor is not an affiliate of the Trustee.

Item 16.   List of Exhibits.
           List below all exhibits filed as part of this statement of eligibility.

           Exhibit I -  Copy of the Organization Certificate of the
                        Trustee as now in effect. (Exhibit I to T-1 to Registration Statement No. 3336688).

           Exhibit 2 -  Copy of the Certificate of Authority of the
                        Trustee to commerce business. (Exhibit 2 to T-1 to Registration Statement No. 333-6688).

           Exhibit 3 -  None; authorization to exercise corporate trust powers is contained in the documents identified above as Exhibit I and 2.

           Exhibit 4 -  Copy of the existing By-Laws of the Trustee.
                        (Exhibit 4 to T- 1 to Registration Statement No. 333-6688).

           Exhibit 5 -  No Indenture referred to in Item 4.

           Exhibit 6 -  The consent of the Trustee required by Section
                        321 (b) of the Trust Indenture Act of 1939.(Exhibit 6 to T-1 to Registration Statement No. 333-27685).

           Exhibit 7 -  Copy of the latest Report of Condition of the
                        Trustee as of June 30, 1999



                                 SIGNATURE



                      Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, The Bank of Nova Scotia Trust Company of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, and State of New York, on the 1st day of September, 1999.



                                              THE BANK OF NOVA SCOTIA TRUST
                                                    COMPANY OF NEW YORK



                                              By: /s/ Warren Goshine
                                                  _________________________
                                                  Warren Goshine
                                                  Secretary



                                                                  FFIEC 034
                                                                 Page RC- I



THE BANK OF NOVA SCOTIA TRUST COMPANY OF NEW YORK LEGAL TITLE OF BANK
---------------------------------------------------------------------------
LEGAL TITLE OF BANK

NEW YORK
---------------------------------------------------------------------------
CITY

NEW YORK                                              10006
---------------------------------------------------------------------------
STATE                                                 ZIP CODE



FDIC CERTIFICATE NUMBER _ _ _ _ _

CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL
AND STATE-CHARTERED SAVINGS BANKS FOR JUNE 30, 1999

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

SCHEDULE RC-BALANCE SHEET


                                                           Dollar Amounts in Thousands             C100
-----------------------------------------------------------------------------------------------------------------
                                                                                                 Mil   Thou
ASSETS

1. Cash and balances due from depository institutions:
    a. Noninterest-bearing balances and currency and coin[1,2] ........................ RCON      13    643  1.a.
                                                                                        0081
    b. Interest-bearing balances[3] ................................................... RCON                 1.b.
                                                                                        0071
2.  Securities:
    a. Held-to-maturity securities (from Schedule RC-B, column A) ..................... RCON       1    371  2.a.
                                                                                        1754
    b. Available-for-sale securities (from Schedule RC-8, column D) ................... RCON              0  2.b.
                                                                                        1773
3. Federal funds sold[4] and securities purchased under agreements to resell .......... RCON       3    852  3.
                                                                                        1350
4. Loans and lease financing receivables:
    a. Loans and leases, net of unearned income (from Schedule RC-C)            RCON                         4.a.
                                                                                2122
    b. LESS: Allowance for loan and lease losses  3123 4.b.                     RCON                         4.b.
                                                                                3123
    c. LESS. Allocated transfer risk reserve                                    RCON                         4.c.
                                                                                3128
    d. Loans and leases, net of unearned income, allowance, and reserve ............... RCON              0  4.d.
       (item 4.a minus 4.b and 4.c)                                                     2125

5.  Trading assets                                                                      RCON              0  5.
                                                                                        3545
6.  Premises and fixed assets (including capitalized leases)                            RCON            243  6.
                                                                                        2145
7.  Other real estate owned (from Schedule RC-M)                                        RCON              0  7.
                                                                                        2150
8.  Investments in unconsolidated subsidiaries and associated companies                 RCON              0  8.
    (from Schedule RC-M)                                                                2130

9.  Customers' liability to this bank on acceptances outstanding                        RCON              0  9.
                                                                                        2155
10. Intangible assets (from Schedule RC-M)                                              RCON       7    455  10.
                                                                                        2143
11. Other assets (from Schedule RC-F)                                                   RCON            779  11.
                                                                                        2160
12. Total assets (sum of items 1 through 11)                                            RCON      28    873  12.
                                                                                        2170

[1]   Includes cash items in process of collection and unposted debits.
[2] The amount reported in this item must be greater than or equal to the sum of Schedule RC-M, items 3.a and 3.b.
[3]   Includes time certificates of deposit not held for trading.
[4] Report "term federal funds sold" in Schedule RC, item 4.a, "Loans and leases, not of unearned income," and in Schedule RC-C, part I.




Before second table

                                                         Dollar Amounts in Thousands             C100
-------------------------------------------------------------------------------------------------------------------
                                                                                               Mil    Thou
LIABILITIES

13. Deposits:
    a. In domestic offices (sum of totals of columns A and C                           RCON     15    928  13.a.
       from Schedule RC-E)                                                             2200
    (1) Noninterest-bearing[1]                                      RCON    15   764                       13.a.(1)
                                                                    6631
    (2) Interest-bearing                                            RCON         164                       13.a.(2)
                                                                    6636
    b. In foreign offices, Edge and Agreement subsidiaries,
       and IBFs
    (1) Noninterest-bearing
    (2) Interest-bearing
14. Federal funds purchased[2] and securities sold under                               RCON             0  14.
    agreements to repurchase                                                           2800
15. a. Demand notes issued to the U.S. Treasury                                        RCON             0  15.a.
                                                                                       2840
    b. Trading liabilities                                                             RCON             0  15.b.
                                                                                       3548
16. Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases):
    a. With a remaining maturity of one year or less IS 0                              RCON             0  16.a.
                                                                                       2332
    b. With a remaining maturity of more than one year through                         RCON             0  16.b.
       three years                                                                     A547
    c. With a remaining maturity of more than three years                              RCON             0  16.c.
                                                                                       A548
17. Not applicable

18. Bank's liability on acceptances executed and outstanding                           RCON             0  18.
                                                                                       2920
19. Subordinated notes and debentures[3]                                               RCON             0  19.
                                                                                       3200
20. Other liabilities (from Schedule RC-G)  12c. . e 2                                 RCON      2    510  20.
                                                                                       2930
21. Total liabilities Isum, of items 13 through 20)                                    RCON     18    438  21.
                                                                                       2948
22. Not applicable
EQUITY CAPITAL
23. Perpetual preferred stock and related surplus                                      RCON             0  23.
                                                                                       3838
24. Common stock                                                                       RCON      1    000  24.
                                                                                       3230
25. Surplus (exclude all surplus related to preferred stock)                           RCON      8    200  25.
                                                                                       3839
26. a. Undivided profits and capital reserves                                          RCON      1    235  26.a
                                                                                       3632
    b. Net unrealized holding gains (losses) on available-for-sale                     RCON             0  26.b.
       securities                                                                      8434
    c. Accumulated not gains (losses) on cash flow hedges                              RCON             0  26.c.
                                                                                       4336
27. Cumulative foreign currency translation adjustments
28. Total equity capital (sum of items 23 through 27)                                  RCON     10    435  28.
                                                                                       3210
29. Total liabilities and equity capital (sum of items 21 and 28)                      RCON     28    873  29.
                                                                                       3300

Memorandum
TO BE REPORTED ONLY WITH THE MARCH REPORT OF CONDITION.
1. Indicate in the box at the right the number of the statement below that best describes the most comprehensive level of auditing work performed for the bank by independent external Number auditors as of any date during 1998

1 = Independent audit of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the bank

2 = Independent audit of the bank's parent holding company conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the consolidated holding company (but not on the bank separately)

3 = Directors' examination of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm (may be required by state chartering authority)

4 = Directors' examination of the bank performed accordance with generally accepted auditing by standards by other external auditors Imay be required by a certified public accounting firm which submits state a report chartering authority) on the bank

5 = Review of the bank's financial statements by external auditors

6 = Compilation of the bank's financial statements by external auditors

7 = Other audit procedures (excluding tax preparation work)

8 = No external audit work



[1] Includes total demand deposits and nonintarest-bearing time and savings deposits.
[2] Report "term federal funds purchased" in Schedule RC, item 16, "Other borrowed money."
[3]  Includes limited-life preferred stock and related surplus.